                                                                   EXHIBIT 99.7


DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments I through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President




/s/ ROBERT L. TALCOTT
--------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001
                                    CONTENTS



 Attachment 1             Summary of Bank and Investment Accounts

 Attachment 2             Schedule of Receipts and Disbursements

 Attachment 3             Bank and Investment Account Statements

 Attachment 4             Income Statement

 Attachment 5             Balance Sheet

 Attachment 6             Summary of Due To/Due From Intercompany Accounts

 Attachment 7             Accounts Receivable Aging

 Attachment 8             Accounts Payable Detail

 Attachment 9             Notes to November Monthly Operating Report

         Summary Of Bank, Investment & Petty Cash Accounts          Attachment 1

                             Cape May Light, L.L.C.
                        Case No: 01-10961 (EIK)                        UNAUDITED
                  For Period Of 23 October - 30 November, 2001

                                            Balances
                                  ---------------------------------    Receipts &          Bank
                                      Opening         Closing          Disbursements       Statements           Account
Account                           As Of 10/23101     As Of 11/30/01    Included            Included             Reconciled
-------                           --------------     --------------    -------------       ----------           ----------
American Classic Voyages Co.            4,458.65           4,458,65    Yes                 No - Not             Yes
Bank of America                                                                            Concentration
Account# - 0030 6982 7205                                                                  Account

Cape May Light Escrow                 785,839.00         785,839.00    No - Account Is     No - Account Is      No
US Dept of Transportation                                              Under Control       Under Control
Maritime Administration                                                Of Maritime         Of Maritime
                                                                       Administration      Administration -
                                                                                           No Statements

American Classic Voyages Co.                0.00             (10.00)   Yes                 No - Not             Yes
Bank of America                                                                            Concentration
Account# - 0041 6103 2379                                                                  Account
Cape May Light                          4,770.11               0.00    Yes                 No - Not             Yes
Petty Cash                                                                                 Concentration
                                                                                           Account

                            Receipts & Disbursements              Attachment 2-1
                             Cape May Light, L.L.C.
                             Case No: 01-10961 (EIK)
                                 Bank of America                       UNAUDITED
                         Cape May Light Steamer Account
                            Account# - 0030 6982 7205
                         23 October 01 - 30 November 01


Opening Balance - 23 Oct 01
                                     4,458.65


Receipts


                                     --------
                                         0.00   Total Receipts


Disbursements


                                     --------
                                         0.00   Total Disbursements

Closing Balance - 30 Nov 01.


                                     4,458.65

                            Receipts & Disbursements              Attachment 2-2
                             Cape May Light, L.L.C.
                             Case No: 01-10961 (EIK)                   UNAUDITED
                                 Bank of America
                          Cape May Light Other Account
                           Account# - 0041 6103 2379
                         23 October 01 - 30 November 01


 Opening Balance - 23 Oct 01

                                         0.00
 Receipts


                                     --------
                                         0.00   Total Receipts


 Disbursements


                                       (10.00)  Bank Service Fee
 Closing Balance - 30 Nov 01


                                     --------
                                       (10.00)  Total Disbursements


 Closing Balance - 30 Nov 01

                                       (10.00)

                            Receipts & Disbursements              Attachment 2-3
                             Cape May Light, L.L.C.
                             Case No: 01-10961 (EIK)                   UNAUDITED
                                 Cape May Light
                                   Petty Cash
                                 Account # - NA
                         23 October 01 - 30 November 01



 Opening Balance - 23 Oct 01

                                     4,770.11

 Receipts


                                     --------
                                         0.00   Total Receipts


 Disbursements

                                    (3,614,98)  Misc Ship Shut-Down Expense
                                    (1,155.13)  To AMCV Cruise Operations, Inc. -
                                                  New Orleans Office - Petty Cash
                                    ---------
                                    (4,770.11)  Total Disbursements

 Closing Balance - 30 Nov 01


                                         0.00

           Concentration & Investment Account Statements           Attachment 3
                             Cape May Light, L.L.C.
                             Case No: 01-10961 (EIK)
                  For Period Of 23 October - 30 November, 2001



          No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01



 currency USD
         Company=31 (CAPE MAY LIGHT)



                                             PTD-Actual
                                             NOV-01
                                             ----------
 Revenue
         Gross Revenue                         8,895.73
         Allowances                                0.00
                                             ----------
 Net Revenue                                   8,895.73

 Operating Expenses
         Air                                  (9,251.89)
         Hotel                                     0.00
         Commissions                               0.00
         Onboard Expenses                        797.74
         Passenger Expenses                   42,842.67
         Vessel Expenses                      12,234,84
         Layup/Drydock Expense                 8,138.42
         Vessel Insurance                          0.00
                                             ----------
         Total Operating Expenses             54,761.78
                                             ----------
         Gross Profit                        (45,866.05)
 SG&A Expenses
         Sales & Marketing                         0.00
         Pre-Opening Costs                    22,038.59
                                             ----------
         Total SG&A Expenses                  22,038.59
                                             ----------
         EBITDA                              (67,904,64)
         Depreciation                              0.00
                                             ----------
         Operating Income                    (67,904.64)

         Other Expense/(Income)
         Interest Income                           0.00
         Interest Expense                     11,922.81
         Equity in Earnings for Sub                0.00
                                             ----------
         Total Other Expense/(Income)         11,922.81
                                             ----------
         Net Pretax Income/(Loss)            (79,827.45)
                                             ----------
         Income Tax Expense                        0.00
                                             ----------
         Net Income/(Loss)                   (79,827.45)
                                             ----------

                                                                    Attachment 5

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

 currency USD
       Company=31 (CAPE MAY LIGHT)

                                                 YTD-Actual                   YTD-Actual
                                                 NOV-01                       OCT-01
                                                 --------------               --------------
 ASSETS
 Cash and Equivalent                                  11,351.20                    29,003.54
 Restricted Cash                                     785,839.00   Note 4          785,839.00
 Marketable Securities                                     0.00                         0.00
 Accounts Receivable                                  15,651.15                    15,651.15
 Inventories                                         722,166.14   Note 1          750,424.74
 Prepaid Expenses                                     71,343.83                    71,343.83
 Other Current Assets                                      0.00                         0.00
                                                  -------------                -------------
        Total Current Assets                       1,606,371.32                 1,652,262.26

 Fixed Assets                                     42,033,866.72   Note 3       42,033,338.72
 Accumulated Depreciation                           (550,825.00)                 (550,825.00)
                                                  -------------                -------------
        Net Fixed Assets                          41,483,041.72                41,482,513.72
                                                  -------------                -------------
 Net Goodwill                                              0.00                         0.00
 Intercompany Due To/From                        (12,343,681.83)              (12,278,102.19)
 Net Deferred Financing Fees                       2,547,411.01   Note 2        2,559,333.82
 Net Investment in Subsidiaries                            0.00                         0.00
 Other Non Current Assets                                  0.00                         0.00
                                                  -------------                -------------
 Total other Assets                               (9,796,270.82)               (9,718,768,37)
                                                  -------------                -------------
 Total Assets                                     33,293,142.22                33,416,007.61
                                                  -------------                -------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01

 currency USD
       Company=31 (CAPE MAY LIGHT)

                                                 YTD-Actual                   YTD-Actual
                                                 NOV-01                       OCT-01
                                                 --------------               ---------------

 LIABILITIES
        Accounts Payable                               1,224.10                     18,286.96
        Accrued Liabilities                          438,488.74   Note 3           454,710.16
        Deposits                                          72.10                          0.00
                                                  -------------                 -------------
                  Total Current Liabilities          439,784.94                    472,997.12
         Long Term Debt                                    0.00                          0.00
         Other Long Term Liabilities                       0.00                          0.00
                                                  -------------                 -------------
                  Total Liabilities                  439,784.94                    472,997.12

 OTHER
         Liabilities Subject to Compromise        39,927,754.81                 39,937,580.57
                                                  -------------                 -------------
                  Total other                     39,927,754.81                 39,937,580.57

 OWNER'S EQUITY

         Common Stock                                      0.00                          0.00
         Add'l Paid In Capital                             0.00                          0.00
         Current Net Income (Loss)                (2,936,942.64)                (2,857,115.19)
         Retained Earnings                        (4,137,454.89)                (4,137,454.89)
                                                  -------------                 -------------
                  Total Owner's Equity            (7,074,397.53)                (6,994,570.08)
                                                  -------------                 -------------
                  Total Liabilities & Other &     33,293,142.22                 33,416,007.61
                                                  -------------                 -------------

                                                                    Attachment 6

                        Cape May Light, L.L.C. 01-10961
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                                       BEGINNING                                      ENDING
AFFILIATE NAME                                       CASE NUMBER        BALANCE         DEBITS        CREDITS         BALANCE
  American Classic Voyages Co.                        01-10954          680,802.05     62,521.77     74,898.08       668,425.74
  AMCV Cruise Operations, Inc.                        01-10967       (7,928,119.24)    24,832.09     70,576.17    (7,973,863.32)
  The Delta Queen Steamboat Co.                       01-10970        8,451,794.56            --            --     8,451,794.56
  DQSB II, Inc.                                       01-10974              (82.74)           --            --           (82.74)
  Great AQ Steamboat, L.L.C.                          01-10960        1,640,241.44            --            --     1,640,241.44
  Great Pacific NW Cruise Line, L.L.C.                01-10977           (5,380.67)           --            --        (5,380.67)
  Great River Cruise Line, L.L.C.                     01-10963          (24,875.25)           --      61931.25       (31,806.50)
  Great Ocean Cruise Line, L.L.C.                     01-10959           (1,844.01)           --            --        (1,844.01)
  Cruise America Travel, Incorporated                 01-10966          (11,238.11)           --            --       (11,238.11)
  Delta Queen Coastal Voyages, L.L.C.                 01-10964          200,367.38            --            --       200,367.38
  Cape Cod Light, L.L.C.                              01-10962           (8,675.31)           --            --        (8,675.31)
  Cruise America Travel, Incorporated (Footnote #)    01-10966       (1,041,967.50)           --            --    (1,041,967.50)
  Project America, Inc.                               NIA               (57,268.50)           --            --       (57,268.50)
  Oceanic Ship Co.                                    N/A                13,839.73            --            --        13,839.73
  Project America Ship II, Inc.                       N/A               412,316.64            --            --       412,316.64
  Ocean Development Co.                               01-10972      (14,604,239.22)           --        528.00   (14,604,767.22)
  Great Hawaiian Properties Corporation               01-10971            4,188.00            --            --         4,188.00
  Cat II, Inc.                                        01-10968            2,038.56            --            --         2,038.56
                                                                    -----------------------------------------------------------
                                                                    (12,278,102.19)    87,353.86    152,933.50   (12,343,681.83)
                                                                    ===========================================================

                                                                    Attachment 7


CAPE MAY LIGHT, L.L.C                                    CASE#  01-10961 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation


DETAIL:                                    0-30 DAYS    31-60 DAYS   61-90 DAYS    91+ DAYS        TOTAL
Paymentech Credit Card Processor                          11379.68                               11379.68
American Express Credit Card Processor                     3169.29                                3169.29
Discover Credit Card Processor                              1025.8                                 1025.8
Diners Credit Card Processor                                 76.38                                  76.38
Travel Agents                                                                                           0

Total                                              0      15651.15           0           0       15651.15

                                                                    Attachment 8

                                 CAPE MAY LIGHT
                                AP-STEAMER CHECKS

                               31-000-221300-00000

                                   NOVEMBER-01


Outstanding Checks:


            1091 Multi-Marques                              $   (50.00)
            1162 K. McKnight-McRae's                        $  (100.00)
            1166 K. McKnight-Gordon's.                      $  (100.00)
            1192 Donald Vivier-Capitol One                  $   (40.00)
            1195 Donald Vivier-Retailer Nat. Bank           $   (20.00)
            1199 J. Grannan.                                $  (900.00)
            1200 Joycelyn Owens-grats paid out              $   (14.10)

            Total per G/L:                                  $(1,224.10)
                                                            ==========

DEBTOR: CAPE MAY LIGHT, L.L.C.                     CASE NUMBER: 01-10961 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited. All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the, United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Cape May Light, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape May Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last

DEBTOR: CAPE MAY LIGHT, L.L.C.                       CASE NUMBER: 01-10961 (EIK)


                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF NOVEMBER 30, 2001
                                      AND
           FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001


                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


         reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

5. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.